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                                                                   EXHIBIT 10.54


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is made and dated as of the 31st day of March, 2005 by and among CALLAWAY GOLF COMPANY, a Delaware corporation (the "Borrower"), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each Lender party with the Borrower, the Administrative Agent, Swing Line Lender and L/C Issuer to the Amended and Restated Credit Agreement dated as of November 5, 2004 (as amended, modified, waived, amended and restated or replaced from time to time, the "Credit Agreement").

         A. The Borrower has asked the Lenders to amend the Credit Agreement to modify the Consolidated Interest Coverage Ratio (as such term and other capitalized terms used, but not otherwise defined in this First Amendment, are defined in the Credit Agreement) requirement for the period ending March 31, 2005.

         B. On the terms and subject to the conditions of this First Amendment, the Lenders have agreed to so amend the Credit Agreement.

                  NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

                  1. Amendment. A proviso is added at the end of Section 7.11(d) of the Credit Agreement that reads as follows: "provided that, if the Consolidated LTM EBITDA as of March 31, 2005 is not less than minus (negative) $10,000,000 this covenant to maintain a minimum Consolidated Interest Coverage Ratio shall not apply for the fiscal period ending March 31, 2005."

                  2. Conditions to Effectiveness. As conditions precedent to the effectiveness of this First Amendment, (a) there shall have been delivered to the Administrative Agent counterpart copies of this First Amendment signed by the Borrower and Required Lenders and acknowledged by each Guarantor, (b) the representations and warranties of each Loan Party contained in this First Amendment and in each of the other Loan Documents shall be accurate and complete in all material respects as of the date of this First Amendment except to the extent relating solely to a prior date, (c) there shall not have occurred and be continuing any Default and (d) the Borrower shall have paid to the Administrative Agent, individually or for the account of the Required Lenders, such amendment fees as the parties shall separately have agreed in writing.

                  3. Representations and Warranties of the Borrower. As an inducement to the Lenders to enter into this First Amendment, the Borrower represents and warrants to each Lender that (a) the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar Laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability, (b) no Default has occurred and is continuing and (c) no event or circumstance since the financial statements as of December 31, 2004 delivered to the Lenders pursuant to Section 6.01 of the Credit Agreement has had, or could reasonably be expected to have, either individually or in the aggregate a Material Adverse Effect.


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                  4. MISCELLANEOUS PROVISIONS. THIS FIRST AMENDMENT MAY BE
EXECUTED IN ONE OR MORE COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL, BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT AND, TOGETHER WITH THE CREDIT AGREEMENT, COMPRISES THE COMPLETE AND INTEGRATED AGREEMENT OF THE PARTIES ON THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS, WRITTEN OR ORAL, ON SUCH SUBJECT MATTER. IF ANY PROVISION OF THIS FIRST AMENDMENT IS HELD TO BE ILLEGAL, INVALID OR UNENFORCEABLE, THE LEGALITY, VALIDITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS OF THIS FIRST AMENDMENT SHALL NOT BE AFFECTED OR IMPAIRED THEREBY .THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

              CALLAWAY GOLF COMPANY

              By:                /s/ Bradley J. Holiday
                  --------------------------------------------------------------

              Name: Bradley J. Holiday
                    ------------------------------------------------------------

              Title: CFO
                     -----------------------------------------------------------


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            BANK OF AMERICA, N.A., as Administrative Agent

            By:  /s/ Dora A. Brown
            -----------------------------------------------------------------
                 Dora A. Brown, Vice President Agency Management Officer



            BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

            By:  /s/ Gordon Wiens
            -----------------------------------------------------------------
                 Gordon Wiens, Senior Vice President



            UNION BANK OF CALIFORNIA, N.A., as Syndication Agent and a Lender

            By:  /s/ Douglas S. Lambell
            ----------------------------------------------------------------

            Name:    Douglas S. Lambell
            ----------------------------------------------------------------

            Title:   Vice President/SCM
            ----------------------------------------------------------------



            JPMORGAN CHASE BANK, N.A., as Documentation Agent and a Lender

            By:  /s/ Clara Sohan
            ----------------------------------------------------------------

            Name:    Clara Sohan
            ----------------------------------------------------------------

            Title:   Vice President
            ----------------------------------------------------------------



            COMERICA WEST INCORPORATION, as a Lender

            By:  /s/ Elise Walker
            ----------------------------------------------------------------

            Name:    Elise Walker
            ----------------------------------------------------------------

            Title:   Vice President
            ----------------------------------------------------------------



            FIFTH THIRD BANK, as a Lender

            By:  /s/ Gary Losey
            ----------------------------------------------------------------

            Name:    Gary Losey
            ----------------------------------------------------------------

            Title:   AVP - Relationship Manager
            ----------------------------------------------------------------



            CITIBANK (WEST), F.S.B., as a Lender

            By:  /s/ Dennis Jans
            ----------------------------------------------------------------

            Name:    Dennis Jans
            ----------------------------------------------------------------

            Title:   Vice President
            ----------------------------------------------------------------



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                                  REAFFIRMATION

         AS OF THE DATE FIRST ABOVE WRITTEN, EACH OF THE UNDERSIGNED GUARANTORS acknowledges receipt of a copy of the foregoing First Amendment, reaffirms each of the Loan Documents to which it is a party (the "Guarantor Documents"), acknowledges that the execution and delivery of the First Amendment and the performance of the Credit Agreement, as amended thereby, have no affect on such Guarantor's agreements and obligations under the Guarantor Documents, all of which remain the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with their respective terms terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.


                                                 CALLAWAY GOLF SALES COMPANY

                                                 By:       /s/ Julie Maloy
                                                    ----------------------------

                                                 Name: Julie Maloy
                                                       -------------------------

                                                 Title: CFO
                                                       -------------------------


                                                 THE TOP-FLITE GOLF COMPANY

                                                 By:    /s/ Bradley J. Holiday
                                                    ----------------------------

                                                 Name: Bradley Holiday
                                                      --------------------------

                                                 Title: CFO
                                                       -------------------------



                                                 CALLAWAY GOLF INTERACTIVE, INC.

                                                 By:     /s/ David Schofman
                                                    ----------------------------

                                                 Name: David Schofman
                                                      --------------------------

                                                 Title: CEO
                                                       -------------------------